Exhibit 10.135

EXECUTION COPY

AMENDMENT NO. 12 TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT

THIS AMENDMENT NO. 12 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 14, 2007 (this “Amendment”), is entered into by and among F.I.R.C., INC., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (each individually a “Bank” and collectively, the “Banks”), WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank),  and WACHOVIA CAPITAL MARKETS, LLC, a Delaware limited liability company (“Wachovia Securities”).  Capitalized terms used and not otherwise defined herein are used as defined in the Credit Agreement (as defined below).

WHEREAS, the parties hereto are entering into this Amendment to amend certain provisions of the Second Amended and Restated Credit Agreement, dated as of November 15, 2000 (as from time to time amended, supplemented or restated, the “Credit Agreement”) by and among the Borrower, the financial institutions from time to time party thereto, and Wachovia Securities as Agent;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1:  Amendments.  Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)                                  The definition of “Credit Insurance” in Section 1.01 of the Credit Agreement is hereby amended by deleting “, GAP Insurance and VSI Insurance” from the first line of the definition.

(b)                                 The definition of “Liquidation Proceeds” in Section 1.01 of the Credit Agreement is hereby amended by deleting “, the VSI Insurance and the GAP Insurance” from the last line of the definition.

(c)                                  The definition of “Revolving Loan Termination Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Loan Termination Date means the earlier of (i) February 13, 2008 and (ii) the date of termination in whole of the Commitments pursuant to Section 2.04 or 8.01.”

(d)                                 Each of the definitions of “GAP Insurance” and “VSI Insurance” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

(e)                                  Clause (l) of Section 4.01 of the Credit Agreement is hereby amended by deleting “, the GAP Insurance, and the VSI Insurance” from the first line and replacing “are” with “is”.

(f)                                  Section 8.01 of the Credit Agreement is hereby amended as follows:

(i)                                     Each of clauses (j) and (l) is hereby amended by deleting “, the GAP Insurance, or the VSI Insurance”; and

(ii)                                Clause (q) is hereby deleted in its entirety and replaced with “[reserved]; or”.

(g)                                 Exhibit D of the Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

SECTION 2.  Effective Date.  This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a)                                  Amendment.  The Agent and each Bank shall have received multiple counterparts, as requested, of this Amendment, executed and delivered by a duly authorized officer of each party hereto.

(b)                                 Covenants.  The Borrower is in compliance with each of its covenants set forth herein and each of the Facility Documents to which it is a party.

(c)                                  No Default.  No event has occurred which constitutes a Default or an Event of Default under the Facility Documents.

(d)                                 Other Information.  The Borrower shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as the Agent may reasonably request.

SECTION 3.  Miscellaneous.

(a)                                  References Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Effect on Credit Agreement.  Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

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(d)                                 Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(e)                                  Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)                                    Headings.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(g)                                 Amendments.  This Amendment may not be amended or otherwise modified except as provided in the Credit Agreement.

(h)                                 Costs and Expenses.  The Borrower agrees to pay, upon demand, all costs and expenses (including, without limitation all attorneys’ fees and related expenses) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment.

(i)                                     GOVERNING LAW.  THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,THE LAWS OF THE STATE OF TEXAS, OTHER THAN THE CONFLICT OF LAW RULES THEREOF.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

F.I.R.C, INC.

By:
Name:
Title:

[signatures continued on next page]

[Signature page to Amendment No. 12 to Second Amended and Restated Credit Agreement]

WACHOVIA CAPITAL MARKETS, LLC

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

[end of signatures]

[Signature page to Amendment No. 12 to Second Amended and Restated Credit Agreement]